As filed with the Securities and Exchange Commission on May 30, 2006

File Nos. 333–16093

811–7923

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post–Effective Amendment No. 30

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 31

CNI CHARTER FUNDS

(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive

Beverly Hills, California 90210

(Address of Principal Executive Office)

(800) 708-8881

(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.

400 North Roxbury Drive

Beverly Hills, California 90210

(Name and Address of Agent for Service)

_________________________

It is proposed that this filing will become effective:

   X     immediately upon filing pursuant to Rule 485(b)

           60 days after filing pursuant to Rule 485(a)(1)

           75 days after filing pursuant to Rule 485(a)(2)

           on ___________ pursuant to Rule 485(a)(1)

__________

Please Send Copy of Communications to:

MICHAEL GLAZER

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

CNI CHARTER FUNDS

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balanced Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

Institutional Class Shares

Class A Shares

Supplement dated May 30, 2006 to Prospectuses dated October 1, 2005,

as supplemented on December 30, 2005

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The information on the following page is inserted after the “Financial Highlights” in each Prospectus as referenced.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Financial Highlights (Class A)

The following financial highlights table is to help you understand the Predecessor Funds’ financial performance. The reorganization of the Predecessor Funds into the corresponding Funds was effective on September 30, 2005. For each of the Predecessor Funds, information for the period from July 1, 2005 through September 30, 2005, has been audited by KPMG LLP, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class A investment in each Predecessor Fund (assuming reinvestment of all dividends and distributions).

For the Period July 1, 2005 through

September 30, 2005*

PER SHARE DATA (1)	AHA Limited Maturity Fixed Income Fund	AHA Full Maturity Fixed Income Fund	AHA Diversified Equity Fund	AHA Socially Responsible Equity Fund**
Net Asset Value Beginning of Period	$10.62	$10.50	$16.83	$10.17
Income from Investment Operations:
Net Investment Income	0.05	0.08	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	(0.14)	0.63	0.12
Total Gain (Loss) from Investment Operations	0.01	(0.06)	0.64	0.13
Less Dividends and Distributions:
From Net Investment Income	(0.05)	(0.08)	(0.01)	(0.02)
From Realized Gains	---	---	---	---
Total Dividends & Distributions	(0.05)	(0.08)	(0.01)	(0.02)
Net Asset Value End of Period	$10.58	$10.36	$17.46	$10.28
Total Return on Net Asset Value(2)	0.13%	(0.54)%	3.81%	1.27%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000’s)	$822	$134	$9,451	$15
Ratio of Net Operating Expenses to Average Net Assets: Before Waivers and Recoveries(3)	1.11%	1.08%	1.34%	1.69%
After Waivers and Recoveries(3)	1.10%	1.25%	1.38%	1.43%
Ratio of Net Investment Income to Average Net Assets (3)	1.95%	3.12%	0.20%	0.74%
Portfolio Turnover Rate (4)	4.33%	17.47%	20.08%	6.89%

*The Predecessor Funds’ fiscal tax year-end changed from June 30 to September 30.

** Commenced operations on August 12, 2005.

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Not annualized.

(3) Annualized.

(4) Calculated on the basis of each Predecessor Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights (Institutional Class)

The following financial highlights table is to help you understand the Predecessor Funds’ financial performance. The reorganization of the Predecessor Funds into the corresponding Funds was effective on September 30, 2005. For each of the Predecessor Funds, information for the period from July 1, 2005 through September 30, 2005, has been audited by KPMG LLP, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on a Class I investment in each Predecessor Fund (assuming reinvestment of all dividends and distributions).

For the Period July 1, 2005 through

September 30, 2005*

PER SHARE DATA (1)	AHA Limited Maturity Fixed Income Fund	AHA Full Maturity Fixed Income Fund	AHA Balanced Fund	AHA Diversified Equity Fund	AHA Socially Responsible Equity Fund
Net Asset Value Beginning of Period	$10.61	$10.50	$9.62	$16.79	$9.70
Income From Investment Operations:
Net Investment Income	0.06	0.09	0.04	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	(0.15)	0.14	0.63	0.58
Total Gain (Loss) from Investment Operations	0.02	(0.06)	0.18	0.65	0.60
Less Dividends and Distributions:
From Net Investment Income	(0.06)	(0.09)	(0.04)	(0.02)	(0.02)
From Realized Gains	---	---	---	---	---
Total Dividends & Distributions	(0.06)	(0.09)	(0.04)	(0.02)	(0.02)
Net Asset Value End of Period	$10.57	$10.35	$9.76	$17.42	$10.28
Total Return on Net Asset Value (2)	0.20%	(0.57)%	1.87%	3.88%	6.20%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000’s)	$112,381	$31,764	$18,352	$81,447	$21,795
Ratio of Net Operating Expenses to Average Net Assets: Before Waivers and Recoveries(3)	0.88%	0.83%	1.10%	1.08%	1.24%
After Waivers and Recoveries(3)	0.86%	1.00%	0.98%	1.13%	1.15%
Ratio of Net Investment Income to Average Net Assets(3)	2.20%	3.37%	1.54%	0.46%	0.90%
Portfolio Turnover Rate(4)	4.33%	17.47%	13.53%	20.08%	6.89%

*The Predecessor Funds’ fiscal tax year-end changed from June 30 to September 30.

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Not annualized.

(3) Annualized.

(4) Calculated on the basis of each Predecessor Fund as a whole without distinguishing between the classes of shares issued.

STATEMENT OF ADDITIONAL INFORMATION

CNI CHARTER FUNDS

400 North Roxbury Drive, Beverly Hills, California 90210

AHA LIMITED MATURITY FIXED INCOME FUND

AHA FULL MATURITY FIXED INCOME FUND

AHA BALANCED FUND

AHA DIVERSIFIED EQUITY FUND

AHA SOCIALLY RESPONSIBLE EQUITY FUND

Class A and Institutional Class Shares

May 30, 2006

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated October 1, 2005, as supplemented on December 30, 2005, which may be amended from time to time, for the AHA Limited Maturity Fixed Income Fund (the “Limited Maturity Fixed Income Fund”), the AHA Full Maturity Fixed Income Fund (the “Full Maturity Fixed Income Fund”), the AHA Balanced Fund (the “Balanced Fund”), the AHA Diversified Equity Fund (the “Diversified Equity Fund”) and the AHA Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”).

The Limited Maturity Fixed Income Fund and the Full Maturity Fixed Income Fund are referred to herein as the “Bond Funds.” The Balanced Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are referred to herein as the “Equity Funds.” The Bond Funds and the Equity Funds are referred to herein as the “Funds.”

Each of the Funds is a series of CNI Charter Funds (the “Trust”), an open-end management investment company. Audited financial statements for each of the Predecessor Funds (as defined in this SAI), as contained in the Annual Reports to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period ended September 30, 2005 are incorporated herein by reference.

The Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the Technology Growth Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund series of the Trust (collectively the “CNI Funds”) are offered through separate prospectuses and a separate statement of additional information.

To obtain a free copy of the above-referenced Prospectuses or Annual Reports, please call 1-800-445-1341 or visit www.ahafunds.org.

TABLE OF CONTENTS

Page

PREDECESSOR FUNDS	1

THE FUNDS	1

INVESTMENT TECHNIQUES	1

INVESTMENT RESTRICTIONS	16

CERTAIN RISK CONSIDERATIONS	18

MANAGEMENT OF THE TRUST	21

THE AHA INVESTMENT PROGRAM	39

PORTFOLIO TRANSACTIONS	39

DISTRIBUTIONS AND TAXES	42

SHARE PRICE CALCULATION	47

DISTRIBUTION PLAN	48

EXPENSES	50

CODE OF ETHICS	50

DISCLOSURE OF PORTFOLIO HOLDINGS	50

PROXY VOTING	51

GENERAL INFORMATION	52

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	53

PERFORMANCE INFORMATION	57

PURCHASE AND REDEMPTION OF SHARES	59

OTHER INFORMATION	61

FINANCIAL STATEMENTS	61

APPENDIX A - RATINGS OF INVESTMENT SECURITIES	A-1

APPENDIX B - PROXY VOTING POLICIES OF SUB-ADVISERS	B-1

-i-

PREDECESSOR FUNDS

Each of the Funds commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a “Predecessor Fund” and collectively the “Predecessor Funds”) of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988 for which CCM Advisors, LLC (“CCM Advisors” or the “Investment Advisor”) serves as investment advisor. CCM Advisors is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds’ fiscal year ended June 30, while the Funds’ fiscal year ends September 30. Each Fund is a diversified portfolio.

THE FUNDS

CCM Advisors serves as investment advisor to the Funds. As the investment advisor, CCM Advisors allocates portions of each Fund’s assets among one or more of Cambiar Investors, LLC, Freeman Associates Investment Management LLC, Patterson Capital Corporation, Robert W. Baird & Co. Incorporated, SKBA Capital Management, LLC, City National Asset Management, Inc. and Boyd Watterson Asset Management LLC (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and any other sub-adviser which it may engage, subject to approval by the Trust’s Board of Trustees. Each of the Sub-Advisers serves as a Sub-Adviser to one or more of the Funds, as described more fully below. CCM Advisors does not provide day-to-day portfolio management services to the Funds.

INVESTMENT TECHNIQUES

The Prospectuses describe the principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and describes non-principal strategies and risks of the Funds that an investor should also consider.

EQUITY SECURITIES

The Equity Funds will invest in equity securities as a principal investment strategy. The Bond Funds may invest in preferred stock as a non-principal investment strategy. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests may cause the net asset value of the Fund to fluctuate.

Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock and may be held by the Equity or Bond Funds. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES AND WARRANTS

The Balanced Fund may invest in convertible securities as a principal investment strategy and in warrants as a non-principal investment strategy. The other Equity Funds may invest in convertible securities and warrants as a non-principal investment strategy. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). No Equity Fund may invest more than 5% of the value of the Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

FIXED INCOME SECURITIES

The Bond Funds and the Balanced Fund will (as a principal investment strategy), and the Diversified Equity Fund and the Socially Responsible Equity Fund may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix A for a discussion of fixed income ratings.

Corporate Bonds. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Variable and Floating Rate Instruments. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable Rate Demand Notes. The Bond Funds may invest in variable rate demand notes (“VRDNs”) as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, each Fund may invest in such VRDNs, the issuers or underlying institutions of which the Sub-Adviser believes are creditworthy and satisfy the quality requirements of the Funds. The Sub-Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Zero Coupon Bonds. The Bond Funds may as a non-principal investment strategy invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. It is not anticipated that any Fund will invest more than 5% of its assets in zero coupon securities during the next year.

U.S. GOVERNMENT AGENCY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue or guarantee obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association (“GNMA”), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), while others are supported by the right of the issuer to borrow from the U.S. Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

ILLIQUID SECURITIES

The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the relevant Sub-Adviser pursuant to guidelines approved by the Board. The Sub-Adviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. Each Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Under the Funds’ policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are GNMA, Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities – FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

The value of derivative securities known as “floaters” and “inverse floaters” vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

ASSET-BACKED SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

FOREIGN SECURITIES

The Balanced Fund may invest in U.S. dollar-denominated foreign securities as a principal investment strategy. Each of the other Funds may invest in U.S. dollar-denominated foreign securities as a non-principal investment strategy. These investments may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Each Fund may invest up to 15% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund’s total assets at the time of purchase, although it currently does not intend to do so.

FUTURES AND OPTIONS ON FUTURES

Each of the Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy, although the Limited Maturity Fixed Income Fund does not intend to invest in these securities in the next year. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations,

while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

INVESTMENT COMPANY SHARES

Each of the Funds may invest in shares of other investment companies as a non-principal investment strategy, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, each Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of another company; (2) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

REITS

The Equity Funds may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

Each Fund may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Funds may enter into such option transactions only as part of a hedging strategy.

Each of the Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of the Funds normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of the Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of the Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

REPURCHASE AGREEMENTS

The Bond Funds may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian in a segregated account on behalf of a Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is anticipated that each Fund, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Managers, liquidity or other considerations warrant.

LENDING OF PORTFOLIO SECURITIES

Each of the Funds may lend their portfolio securities in order to generate additional income as a non-principal investment strategy. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the relevant Sub-Adviser. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the relevant Sub-Adviser to be creditworthy, and when, in the judgment of the Sub-Adviser, the income which can be earned currently from such loans justifies the attendant risk.

HIGHLY LIQUID INVESTMENTS

Each Fund may invest in cash and cash equivalents as a non-principal investment strategy. The Funds may invest in bank notes. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Funds may invest in bankers’ acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Funds may invest in certificates of deposit. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Each Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the relevant Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Asset-Backed Commercial Paper. Each Fund may invest a portion of its assets in asset-backed commercial paper. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices. To the extent that a Sub-Adviser, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

TAX EXEMPT COMMERCIAL PAPER

Each Fund may invest in tax-exempt commercial paper as a non-principal investment strategy. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

WHEN-ISSUED SECURITIES

The Bond Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Sub-Adviser deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Sub-Adviser expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

BORROWING POLICY

The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 10% of its total assets. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will borrow for leverage purposes or purchase securities or make investments while borrowings exceed 5% of its total assets. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

No Fund may:

1.            Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2.            Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund’s assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3.            Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4.            Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years’ continuous operations, if as a result of such purchase more than 5% of the value of the Fund’s total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5.            Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6.            Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7.            Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8.            Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9.            Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10.          Invest more than 5% of the value of a Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11.          Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectuses are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not do so. Up to 1/3 of a Fund’s assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

No Fund may:

1.            Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2.            Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3.            Invest, under normal circumstances, less than 80% of the value of its net assets in a particular type of investment that is suggested by the Fund’s name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4.            Purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the “AMA”) as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5.            Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 10% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

CERTAIN RISK CONSIDERATIONS

DEBT

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security’s market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities. Investors also should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur.

The value of commercial paper and other securities in these Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

LOW GRADE, HIGH YIELD DEBT

Lower rated securities are defined as securities below the fourth highest rating category by a nationally recognized statistical rating organization (“NRSRO”), as discussed in Appendix A attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, each Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisitions and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, it could be more difficult to sell these securities or they may be able to be sold only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

PREPAYMENTS

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by each Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

BOND FUND RISKS

The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. The Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CCM Advisors, the investment advisor to the Funds, with City National Asset Management, Inc. (“CNAM, Inc.”), the investment adviser to the CNI Funds, or with their affiliates are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each Trustee is a “disinterested person” of the Trust, as defined in the 1940 Act (each, an “Independent Trustee,” and collectively, the “Independent Trustees”).

INDEPENDENT TRUSTEES

Name Address Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet, Esq.* Reed Smith LLP 1901 Avenue of the Stars, #700 Los Angeles, California 90067 Age: 68	Trustee	Since 1999	Attorney and partner, Reed Smith LLP, a law firm (January, 2003-present); attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (September, 2000-December, 2002 ); attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (prior to September, 2000).	16	None
Victor Meschures Meschures, Campeas, Thompson, Snyder and Pariser, LLP 8383 Wilshire Boulevard, Suite 500 Beverly Hills, CA 90211 Age: 68	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder and Pariser, LLP, an accounting firm (1964-present).	16	None

William R. Sweet 81 Mt. Tiburon Road Tiburon, California 94920 Age: 68	Trustee	Since 1999	Retired; Executive Vice President, Union Bank of California (1985-1996).	16	None
James Wolford** CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 52	Trustee	Since 1999	Chief Financial Officer, Bixby Land Company, a real estate company (September, 2004-present); Regional Financial Officer, AIMCO, a real estate investment trust (January, 2004- September, 2004); Chief Financial Officer, DBM Group, a direct mail marketing company (August, 2001- January, 2004); Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (January, 2000- August, 2001); Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985- January, 2000).	16	None

* During 2004 and 2005, Mr. Barnet’s law firm, Reed Smith LLP, provided legal services to CNB and City National Corporation (CNB’s parent company). In 2004, the firm billed approximately $70,140 for these services. In 2005, the firm billed approximately $24,823 for these services. In 2003, 2004 and February 2005, the other Independent Trustees determined that Mr. Barnet should continue to be classified as a “disinterested person” of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which did not involve the Trust, and because of his minimal interest in such fees. Mr. Barnet’s interest in the fees collected each year was substantially less than $60,000.

** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $20 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company’s outstanding balance was $9.3 million as of April 11, 2006. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $13.5 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.7 million as of April 11, 2006. The loan is to finance the construction of five buildings in Redlands, California, and is due September 2007. In May 2006, the other Independent Trustees determined that Mr. Wolford should continue to be classified as a “disinterested person” of the Trust, as defined in the 1940 Act, because CNB’s existing loans to the Company had been made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

OFFICERS

Name Address Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation for the Past Five Years
Timothy D. Barto SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 36	Vice President and Assistant Secretary	Since 2000

Attorney, Vice President and Assistant Secretary of SEI Investments (1999- Present); Vice President and Assistant Secretary of Administrator (1999-Present); Officer of various investment companies administered by Administrator (1999-Present); Assistant Secretary of the Distributor (2003-Present); Vice President of the Distributor (1999-2004).

Name Address Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation for the Past Five Years
Valerie Y. Lewis City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 50	Vice President and Chief Compliance Officer	Since 2005	Chief Compliance Officer, CNAM, Inc. (August, 2005- Present); Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).
Vernon C. Kozlen City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 62	President and Chief Executive Officer	Since 2000

Executive Vice President and Director of Asset Management Development, CNB (1996-present); Chairman of the Board, CNAM, Inc. (2001-September 2005); Chairman of the Board, City National Securities (November 1999-Present); Manager, RCB (December 2000-present); Manager, Convergent Capital Management, LLC (April 2003-present).

Philip T. Masterson SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Vice President and Assistant Secretary	Since 2004	Employed by SEI Investments (August 2004-Present); General Counsel, Citco Mutual Fund Services (2003-2004); Vice President and Associate Counsel, Oppenheimer Funds (1998-2003).
James Ndiaye SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President and Assistant Secretary	Since 2005

Attorney, Employed by SEI Investments Company (2004- Present); Vice President, Deutsche Asset Management (2003-2004); Associate, Morgan Lewis & Bockius LLP (2000-2003); Assistant Vice President, ING Variable Annuities Group (1999-2000).

Michael T. Pang SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 33	Vice President & Assistant Secretary	Since 2005

Attorney, Employed by SEI Investments Company (January 2005); Counsel, Caledonian Bank & Trust’s Mutual Funds Group (2004-2005). Counsel, Permal Asset Management (2001-2004). Associate, Schulte, Roth & Zabel’s Investment Management Group (2000-2001). Staff Attorney, U.S. SEC’s Division of Enforcement, Northeast Regional Office (1997-2000).

Rodney J. Olea City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 41	Vice President	Since 2000	Senior Vice President, CNAM, Inc. (2001-present); Senior Vice President and Director of Fixed Income, CNB (1994-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Controller and Chief Operating Officer	Since 2005	SEI Investments, Director of Funds Accounting (2004-Present); Manager of Funds Accounting (1999-2004).
Richard A. Weiss City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 46	Vice President and Assistant Secretary	Since 2000

President, CNAM, Inc. (2001-present); Executive Vice President and Chief Investment Officer, CNB (1999-present); Director, City National Securities (April 2003-present); Executive Vice President and Chief Investment Officer, Sanwa Bank California (1994-1999).

Timothy G. Solberg CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, IL 60603 Age: 53	Vice President and Assistant Secretary	Since 2005	Managing Director and Chief Investment Officer, CCMA (2001-present); Director of Marketing and Client Services, Hewitt Investment Group, a Division of Hewitt Associates LLC (1989-2001).
Sofia A. Rosala SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 32	Vice President and Assistant Secretary	Since 2004

Vice President and Assistant Secretary of SEI Investments Fund Management (2005-present); Compliance Officer of SEI Investments (2001-2004); Account and Product Consultant, SEI Private Trust Company (1998-2001).

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent public registered accounting firm, approves all auditing and other services provided to the Trust by its independent public registered accounting firm, and reviews with the independent public registered accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2005, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has a Nominating Committee, comprised solely of persons who are not considered “interested persons” of the Trust within the meaning of the 1940 Act. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2005.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities of the series of the Trust (including series not included in this SAI) beneficially owned by each Trustee as of December 31, 2005.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	Prime Money Market Fund $10,001 - $50,000 Government Money Fund Over $100,000	Over $100,000
Victor Meschures	None	None
William R. Sweet	Large Cap Growth Equity Fund $1 - $10,000 Large Cap Value Equity Fund $1 - $10,000 RCB Small Cap Value Equity Fund $1 - $10,000	$1 - $10,000
James Wolford	None	None

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2005.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Irwin G. Barnet	$33,000	N/A	N/A	$33,000
Victor Meschures	$33,000	N/A	N/A	$33,000

William R. Sweet	$33,000	N/A	N/A	$33,000
James Wolford	$33,000	N/A	N/A	$33,000

INVESTMENT ADVISOR

CCM Advisors serves as the investment advisor for each Fund pursuant to an Investment Management Agreement between CCM Advisors and the Trust dated as of October 1, 2005 (the “Management Agreement”). CCM Advisors is a majority-owned subsidiary of Convergent Capital Management LLC, which, in turn, is majority-owned by City National Corporation, a New York Stock Exchange listed company.

Under the Management Agreement, and subject to the supervision of, and policies established by, the Board of Trustees, CCM Advisors retains, recommends employment and termination of, and monitors the performance of sub-advisers in managing the investment portfolios of the Funds and provides other services necessary to the operation of the Funds. In accordance with an exemptive order obtained by the Trust from the U.S. Securities and Exchange Commission (“SEC”), the Investment Advisor may from time to time with the approval of the Trust’s Board of Trustees change a Sub-Adviser according to certain procedures without soliciting shareholder approval.

The Management Agreement with respect to each Fund is in effect for a two-year term from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Management Agreement provides that the Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Advisor also may act as an investment advisor or administrator to other persons, entities, and corporations, including other investment companies.

In return for its services, each Fund pays a management fee to CCM Advisors for serving as its investment advisor. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the annual investment advisory fees paid by each Fund to CCM Advisors:

Limited Maturity Fixed Income Fund	0.50%
Full Maturity Fixed Income Fund	0.50%
Balanced Fund	0.75%
Diversified Equity Fund	0.75%
Socially Responsible Equity Fund	0.75%

For the fiscal period July 1, 2005 through September 30, 2005 and the fiscal years ended June 30, 2005, June 30, 2004 and June 30, 2003, the Predecessor Funds paid the Investment Advisor the following investment management fees. For each Predecessor Fund, the Investment Advisor’s investment management fees were allocated among the classes of the Predecessor Fund according to the relative net asset values of the classes. Information presented for the Predecessor Fund to the Socially Responsible Equity Fund is from the commencement of the Predecessor Fund’s operations on January 1, 2005.

Fund	Management Fees Paid
	July 1, 2005 – Sept. 30, 2005	2005	2004	2003
Limited Maturity Fixed Income Fund	$153,623	$722,416	$686,691	$447,372
Full Maturity Fixed Income Fund	$40,365	$152,675	$144,315	$186,166
Balanced Fund	$29,506	$119,948	$125,565	$192,686
Diversified Equity Fund	$174,680	$620,379	$524,148	$529,869
Socially Responsible Equity Fund	$35,891	$56,111	N/A	N/A

CCM Advisors is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. CCM Advisors provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. CCM Advisors also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

CCM Advisors has contractually agreed to reduce its investment management fees for the current fiscal year to the extent that ordinary operating expenses of the following Funds exceed the following expense ratios:

	Expense Level
	(as a % of average daily net assets)
Fund	Class A	Institutional Class
Limited Maturity Fixed Income Fund	1.00%	0.75%
Full Maturity Fixed Income Fund	1.05%	0.80%
Balanced Fund	N/A	1.00%
Diversified Equity Fund	1.26%	1.01%
Socially Responsible Equity Fund	1.29%	1.04%

Effective October 1, 2006, CCM Advisors has contractually agreed to reduce its investment management fees to the extent that ordinary operating expenses of the Funds exceed the following expense ratios:

	Expense Level
	(as a % of average daily net assets)
Fund	Class A	Institutional Class
Limited Maturity Fixed Income Fund	1.25%	1.00%
Full Maturity Fixed Income Fund	1.25%	1.00%
Balanced Fund	N/A	1.00%
Diversified Equity Fund	1.50%	1.25%
Socially Responsible Equity Fund	1.50%	1.25%

The Funds may terminate this undertaking at any time upon 60 days’ notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement, any Fund expenses waived or reimbursed by the Advisor may be recovered by the Investment Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. The Investment Advisor intends to seek potential recovery of such amounts for a period of three years from the fiscal year in which such amounts were waived or reimbursed, subject to various conditions described below. The Investment Advisor generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

The Investment Advisor’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Advisor must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Advisor intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

Under a similar arrangement with the Predecessor Funds, CCM Advisors has paid certain excess operating expenses of the Predecessor Funds. The right to seek reimbursement of such excess operating expenses will be carried over to the shares of the Funds. During the fiscal year ended

June 30, 2005, CCM Advisors recovered $14,684 and $18,331 from the Full Maturity Fixed Income Fund and the Balanced Fund, respectively. During the fiscal period of July 1, 2005 through September 30, 2005, CCM Advisors recovered $13,582 and $11,824 from the Full Maturity Fixed Income Fund and the Diversified Fund, respectively. As of September 30, 2005, fees waived by CCM Advisors and subject to reimbursement with respect to each Predecessor Fund are as listed below:

Fund
Limited Maturity Fixed Income Fund	$15,018
Full Maturity Fixed Income Fund	$101,859
Balanced Fund	$93,923
Diversified Equity Fund	$1,493
Socially Responsible Equity Fund	$7,372

Approval of Management Agreement

A summary of the Board’s considerations associated with the approval of the Management Agreement is included in the Predecessor Funds’ Annual Report for the period ended September 30, 2005.

SUB-ADVISERS

Each of the following organizations presently serves as a sub-adviser of the indicated Fund(s) pursuant to a sub-advisory agreement (the “Sub-Advisory Agreements”) with the Investment Advisor:

Fund	Sub-Adviser(s)	Percentage of Fund Managed as of 12/31/05
Limited Maturity Fixed Income Fund	Patterson Capital Corporation City National Asset Management, Inc.	72.43% 27.57%
Full Maturity Fixed Income Fund	Robert W. Baird & Co. Incorporated Boyd Watterson Asset Management LLC	49.86% 50.14%
Balanced Fund	Robert W. Baird & Co. Incorporated Cambiar Investors, LLC* Freeman Associates Investment Management LLC	33.73% 46.50% 19.77%
Diversified Equity Fund	Cambiar Investors, LLC* Freeman Associates Investment Management LLC	51.46% 48.54%
Socially Responsible Equity Fund	SKBA Capital Management, LLC	100.00%

*Cambiar Investors, LLC has given notice that it will cease to act as sub-adviser to the Balanced Fund and Diversified Equity Fund effective September 30, 2006. CCM Advisors is actively searching for a sub-adviser to manage the portions of these Funds currently managed by Cambiar.

CCM Advisors is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

CCM Advisors pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. CCM Advisors paid the following subadvisory fees on behalf of each Predecessor Fund (or portfolio into which the Predecessor Fund previously invested) for the last three fiscal years ended June 30 and for the fiscal period July 1, 2005 through September 30, 2005.

Fund	July 1, 2005 – Sept. 30, 2005	June 30, 2005	June 30, 2004	June 30, 2003
Limited Maturity Fixed Income Fund	$47,598	$223,111	$205,917	$134,212
Full Maturity Fixed Income Fund	$14,017	$52,992	$50,500	$65,158
Balanced Fund	$9,902	$37,074	$174,638	$56,615
Diversified Equity Fund	$58,241	$207,316	$36,083	$176,623
Socially Responsible Equity Fund*	$129,757	$15,654	N/A	N/A

*The Socially Responsible Equity Fund commenced operations on January 1, 2005.

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

Approval of Sub-Advisory Agreements

Summaries of the Board’s considerations associated with the approval of the Sub-Advisory Agreements, other than the Boyd Watterson Sub-Advisory Agreement, are included in the Predecessor Funds’ Annual Report for the period ended September 30, 2005. A summary of the Board’s considerations in connection with approval of the Boyd Watterson Sub-Advisory Agreement is included in the Funds’ Semi-Annual Report dated March 31, 2006.

PORTFOLIO MANAGERS

Information regarding each of the Sub-Advisers is contained in the Prospectuses under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectuses: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2005 except as otherwise indicated.

Limited Maturity Fixed Income Fund

The Limited Maturity Fixed Income Fund is managed by Patterson Capital Corporation (“Patterson”) and CNAM, Inc., which commenced as sub-adviser to the Fund on October 3, 2005. The individuals with primary responsibility for managing portions of the Limited Maturity Fixed Income Fund are Jean M. Clark, Gregory W. Welch and Joseph B. Patterson of Patterson and Rodney J. Olea, William C. Miller, Jr., Paul C. Single and Robert Harder of CNAM, Inc.

Patterson Portfolio Managers. In addition to managing the Limited Maturity Fixed Income Fund, Ms. Clark, Mr. Welch and Mr. Patterson managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	27	$1,665	0	$0

The compensation received from Patterson by Ms. Clark, Mr. Welch and Mr. Patterson consists of a fixed cash salary and participation in Patterson’s profit sharing plan, which provides for the payment of cash, based on the firm’s total revenues. Participation in the profit sharing plan is based upon overall service to the firm, seniority and tenure. Patterson does not pay its employees incentive compensation based upon, for example, portfolio performance or asset growth, and there is no differentiation in compensation based upon accounts being managed.

None of Ms. Clark, Mr. Welch and Mr. Patterson own any shares of the Funds.

CNAM, Inc. Portfolio Managers. In addition to managing the Limited Maturity Fixed Income Fund, Mr. Olea managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$3,835.0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	50	$693.3	0	$0

In addition to managing the Limited Maturity Fixed Income Fund, Mr. Miller managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$52.0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	70	$307.3	0	$0

In addition to managing the Limited Maturity Fixed Income Fund, Mr. Single managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$3028.6	0	$0
Other Pooled Investment Vehicles:	1	$4.9	0	$0
Other Accounts:	84	$643.3	0	$0

In addition to managing the Limited Maturity Fixed Income Fund, Mr. Harder managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	27	$60.2	0	$0

CNAM, Inc. is a wholly-owned subsidiary of CNB. The compensation received from CNB by Messrs. Olea, Miller, Single and Harder consists of base cash salaries and annual cash bonuses based on their assigned portfolios’ investment performance, their contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Messrs. Olea, Miller, Single and Harder are also eligible to participate in CNB’s stock option program which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

None of Messrs. Olea, Miller, Single and Harder own any shares of the Funds.

Full Maturity Fixed Income Fund

The Full Maturity Fixed Income Fund is managed by Robert W. Baird & Co. Incorporated (“Baird”) and Boyd Watterson Asset Management LLC (“Boyd Watterson”), which commenced as sub-adviser to the Fund on December 19, 2005. The individuals with responsibility for managing portions of the Full Maturity Fixed Income Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and Deborah S. Winch, David M. Dirk and James R. Shirak of Boyd Watterson.

Baird Portfolio Managers. In addition to managing a portion of the Full Maturity Fixed Income Fund, Mr. Elfe and Mr. Tranchita managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$597.4	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	106	$9,296	1	$428

The compensation received from Baird by Mr. Elfe and Mr. Tranchita consists of four components:

•	A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.
•

An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita (including the Predecessor Full Maturity Fixed Income and Predecessor Balanced Funds) relative to benchmarks tailored specifically to each composite.

•

An annual cash revenue sharing award for senior management, which varies from year to year with Baird’s revenues and overall profitability and is based on the recommendation of Baird’s Chief Investment Officer, who considers investment performance of composites of portfolios managed by Messrs. Elfe and Tranchita (including the Predecessor Full Maturity Fixed Income and Predecessor Balanced Funds) relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.

•	Participation in Baird’s stock purchase program, which is available to persons holding officer titles of at least Vice President for at least one year who demonstrate outstanding performance,

teamwork and leadership ability, and who have made significant contributions to Baird's current success and are willing to be an active participant in the firm's anticipated growth.

Neither Mr. Elfe nor Mr. Tranchita own any shares of the Funds.

Boyd Watterson Portfolio Managers. In addition to managing a portion of the Full Maturity Fixed Income Fund, as of December 9, 2005, Ms. Winch, Mr. Dirk and Mr. Shirak managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies	3	$293,435,304	0	$0
Other Pooled Investment Vehicles	0	$0.00	0	$0
Other Accounts	910	$2,645,598,785	1	$22,904,964

The compensation received from Boyd Watterson by Ms. Winch, Mr. Dirk and Mr. Shirak consists of fixed annual cash salaries and annual cash bonuses which is discretionary and based on the company’s profitability.

None of Ms. Winch, Mr. Dirk and Mr. Shirak own any shares of the Funds.

Balanced Fund

Portions of the Balanced Fund are managed by Cambiar Investors, LLC (“Cambiar”), Freeman Associates Investment Management LLC (“Freeman”) and Baird. The individuals with primary responsibility for managing portions of the Balanced Fund are Brian M. Barish, Ania A. Aldrich, Maria L. Azari and Michael J. Gardner of Cambiar, John D. Freeman and Thomas M. Anichini of Freeman, and Gary A. Elfe and Daniel A. Tranchita of Baird.

Baird Portfolio Managers. Additional information regarding Mr. Elfe and Mr. Tranchita of Baird is set forth above under “Full Maturity Fixed Income Fund.”

Cambiar Portfolio Managers. In addition to managing a portion of the Balanced Fund, Mr.Barish, Ms. Aldrich, Ms. Azari and Mr. Gardner managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$1,168.2	0	$0
Other Pooled Investment Vehicles:	1	$44	0	$44
Other Accounts:	119	$3,585.5	0	$0

The compensation received from Cambiar by Mr.Barish, Ms. Aldrich, Ms. Azari and Mr. Gardner generally consists of a cash base salary and an annual cash bonus. Each individual is also eligible to participate in health insurance and retirement plans that are available to all employees of Cambiar. Partnership in Cambiar is available to employees who consistently exhibit the following characteristics over an extended period of time: (i) sustained excellence in his or her designated professional role, (ii) development of profitable new business activities and (iii) overall leadership and forward thinking to benefit the firm. Mr. Barish, Ms. Aldrich, Ms. Azari and Mr. Gardner are partners in Cambiar.

No Cambiar employees own any shares of the Funds.

Freeman Portfolio Managers. In addition to managing a portion of the Balanced Fund, Mr.Freeman and Mr. Anichini managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	3	$541	1	$429
Other Accounts:	35	$2,792	11	$1,404

Thomas M. Anichini joined Freeman in 2005 and began working with Mr. Jeffrey Norman on the management of the portfolios. Mr. Norman remains with Freeman while Mr. Anichini has assumed daily oversight of portfolio management on his behalf. Freeman pays its employees competitive cash compensation keyed to firm and individual performance. As a privately-owned firm, Freeman believes it is able to provide very competitive incentive compensation arrangements, which can range up to 200% of base salaries. Individual incentives include equity in the firm. Mr. Freeman and Mr. Norman are principals in the firm. Mr. Anichini is an executive officer of the firm. Incentives are determined from profitability and individual contributions to investment performance relative to benchmarks and peer groups, which the firm believes aligns the interests of the firm with those of its clients. There is no difference between the method used to determine compensation with respect to management of the Balanced Fund and management of other accounts.

Neither Mr. Freeman nor Mr. Anichini own any shares of the Funds.

Baird Portfolio Managers. Additional information regarding Mr. Elfe and Mr. Tranchita of Baird is set forth above under “Full Maturity Fixed Income Fund.”

Diversified Equity Fund

Portions of the Diversified Equity Fund are managed by Brian M. Barish, Ania A. Aldrich, Maria L. Azari and Michael J. Gardner of Cambiar, and John D. Freeman and Thomas M. Anichini of Freeman. Additional information regarding these portfolio managers is set forth above under “Balanced Fund.”

Socially Responsible Equity Fund

Kenneth J. Kaplan, Andrew W. Bischel, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA Capital Management, LLC (“SKBA”) share primary responsibility for managing the Socially Responsible Equity Fund. In addition to managing the Socially Responsible Equity Fund, Mr. Kaplan, Mr. Bischel, Mr. Rothe, Mr. Zuck and Ms. Mann managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	58	$590	0	$0

The senior investment professionals of SKBA, including Mr. Kaplan, Mr. Bischel, Mr. Rothe, Mr. Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to the investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

None of Mr. Kaplan, Mr. Bischel, Mr. Rothe, Mr. Zuck and Ms. Mann own any shares of the Funds.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund(s), and that each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund(s).

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Sub-Adviser. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, with the exception of Cambiar, which also uses rotation of management groups (i.e., varying the sequence in which groups of accounts are allocated portfolio transactions), and Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.

With respect to securities transactions for the Funds, each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Sub-Adviser could share in investment gains.

The Trust and each Sub-Adviser have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of several of the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a

Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

As of April 8, 2005, the Administrator is entitled to fees calculated based on the following schedule: 0.065% of Trust’s aggregate average daily net assets (“Assets”) not exceeding $2.5 billion; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each Fund is subject to a minimum annual fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund’s shares. Any such waiver is voluntary and may be terminated at any time in the Administrator’s sole discretion.

From April 8, 2005 through September 30, 2005, the Administrator also provided certain administrative services to the Predecessor Funds at a rate equal to 0.010% of Assets.

The Administrator, a Delaware statutory, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of any Fund.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management (a wholly-owned subsidiary of SEI Investments), located at One Freedom Valley Drive, Oaks, Pennsylvania (the “Transfer Agent”), serves as transfer agent for the Funds.

Pursuant to a Sub-Transfer Agent Agreement, Citigroup Fund Services, LLC (formerly Forum Shareholders Services, LLC) (the “Sub-Transfer Agent”), located at 2 Portland Square, Portland, Maine 04101, serves as sub-transfer agent for the Funds.

CUSTODIAN

Pursuant to a Custodian Agreement, Wachovia Bank, N.A., located at 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian (the “Custodian”) of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

THE AHA INVESTMENT PROGRAM

Institutional Class shareholders are eligible to participate in the American Hospital Association Investment Program (the “Program”), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program.

CCM Advisors has entered into an agreement with the American Hospital Association (“AHA”) and its wholly-owned subsidiary, AHA Financial Solutions, Inc. (“AHA-FSI”), which provides for the licensing of AHA’s service marks to CCM Advisors and for AHA’s sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI provides certain additional services, including providing support for CCM Advisors’ marketing of the Program and the Funds. CCM Advisors pays licensing fees of $100,000 per year to AHA-FSI. During the third and fourth quarters of 2004, AHA-FSI waived those fees with respect to the Predecessor Funds. For marketing support, CCM Advisors pays compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds’ average daily net assets for the quarter): 0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program.

The Funds have acknowledged that the name “AHA” is a property right of AHA and that their right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name “AHA.”

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Sub-Advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Advisor reviews the performance of the broker-dealers used by the relevant Funds on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Sub-Adviser(s) in advising other clients. The Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Sub-Advisory Agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” of each Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Funds, or (iii) sold the largest dollar amounts of the Fund’s shares. On September, 30, 2005, the Predecessor Funds held securities of the Trust’s “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Limited Maturity Fixed Income Fund	Bear, Stearns & Co., Inc. Merrill, Lynch, Inc. Morgan Stanley Dean Witter, Inc. Wachovia Securities Lehman Brothers Credit Suisse First Boston Corp.	$3,823 $1,942 $942 $1,088 $3,134 $506
Full Maturity Fixed Income Fund	Wachovia Securities Bear, Stearns & Co., Inc. Citigroup Merrill Lynch, Inc. Credit Suisse First Boston Corp.	$291 $243 $78 $70 $56
Balanced Fund	Wachovia Securities Morgan Stanley Dean Witter, Inc. Lehman Brothers, Inc	$341 $221 $73
Diversified Equity Fund	Morgan Stanley Dean Witter, Inc. Wachovia Securities Lehman Brothers, Inc.	$1,279 $1,292 $571
Socially Responsible Equity Fund	Wachovia Securities	$1,001

BROKERAGE

Brokerage commissions paid by the Predecessor Funds (and the portfolios into which the Predecessor Funds previously invested) for the last three fiscal years ended June 30 and the fiscal period of July 1, 2005 through September 30, 2005 were:

Fund	July 1, 2005 – Sept. 30, 2005	June 30, 2005	June 30, 2004	June 30, 2003[1]
Limited Maturity Fixed Income Fund	$0	$0	$0	$0
Full Maturity Fixed Income Fund	$0	$2,066	$3,170	$1,895
Balanced Fund	$3,369	$20,564	$21,880	$45,416
Diversified Equity Fund	$27,603	$176,548	$128,242	$195,247
Socially Responsible Equity Fund[2]	$5,270	$23,165	N/A	N/A

1 Amounts reflect commissions paid by the portfolios into which the Predecessor Funds invested.

2 The Predecessor Fund to the Socially Responsible Equity Fund commenced operations on January 1, 2005.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds’ net investment income, substantially all of which will be declared as dividends to the Funds’ shareholders.

The Funds may also derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund’s shares may have been held by the shareholders.

The amount of dividend payments by any Fund depends on the amount of net investment income and net capital gains received by such Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of a Fund’s earnings and profits. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder’s tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) “qualified dividend income” distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment. Any dividend or distribution per share paid by a Fund reduces that Fund’s net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before  4:00 P.M. (Eastern). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

It is the policy of each Fund to qualify for taxation, and to elect to be taxed, as a “regulated investment company” by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, each Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds’ earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, each Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and (2) diversify holdings so that at the end of each quarter of its taxable years (i) at least 50% of the market value of each Fund’s total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, that the Funds distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, each Fund must distribute annually at least (1) 90% of its “investment company taxable income” (as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Funds of long-term capital gain and “qualified dividend income,” properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds’ incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a “put option”). In 1982, the Internal Revenue Service (the “IRS”) issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers)

to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to “backup withholding.” This “backup withholding” is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the “dividends received” deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of “qualified dividend income.”

Each Fund may from time to time use “equalization accounting” in determining the portion of its net investment income and/or capital gains that has been distributed. If a Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that a Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, such Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of such Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of a Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of a Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of a Fund.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, such Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by such Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by such Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by such Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by such Fund) to be included in their income tax returns. If 50% or less in value of such Fund’s total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by such Fund. In this case, these taxes will be taken as a deduction by such Fund.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as “passive foreign investment companies” (“PFICs”) under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC’s income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a “Qualified Electing Fund” under Code Section 1295 or (ii) elect to “mark-to-market” the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code’s definition of “resident alien.” Among the recent changes in U.S. federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

SHARE PRICE CALCULATION

The net asset value per share of each of the Funds is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Sub-Adviser supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Sub-Adviser for review and approval. In addition, the Sub-Adviser will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Sub-Adviser’s valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class A shares of the Funds in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A shares provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of each Fund’s Class A shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Advisor and affiliates of the Distributor, that provide distribution-related services to the Class A shareholders or to their customers who beneficially own the Class A shares.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that the Investment Advisor has received or receives distribution fees from the Distributor, or has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Independent Trustee has or had a direct or indirect financial interest in the operation of any of the distribution plans or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board has determined that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Advisor and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Advisor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Advisor on behalf of the shares of the Fund. In addition, as long as the

Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

The Predecessor Funds paid the following distribution fees during the fiscal year ended June 30, 2005 and the fiscal period of July 1, 2005 through September 30, 2005:

July 1, 2005 –
Sept. 30, 2005		June 30, 2005
Limited Maturity Fixed Income Fund	$ 644	$ 1,185
Full Maturity Fixed Income Fund	$84	$290
Diversified Equity Fund	$ 5,791	$19,833
Socially Responsible Equity Fund	$5	N/A

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment advisor, CCM Advisors has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above.

CODE OF ETHICS

The Trust, the Investment Advisor, the Sub-Advisers and the Distributor each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings. No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of each Fund’s complete portfolio holdings as of the end of such quarter will be made available on the Funds’ website. With respect to the Trust’s second and fourth fiscal quarters, lists of each Fund’s complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which are also available on the Funds’ website. Certain other general information regarding the portfolio holdings of each Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds’ website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust’s portfolio holdings may be disclosed to any third party except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Trust’s Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient’s written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of January 1, 2006, the Board of Trustees had approved ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust’s portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper and imoney.net pursuant to agreements under which each Fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers, including an obligation not to trade on such information. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust’s website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust’s investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the Funds’ shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Advisor as a part of the Investment Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Advisor, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Advisor or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Advisor’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Advisor or the Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-445-1341, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Certain information regarding the proxy voting policies of each Sub-Adviser is set forth in Appendix B.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each of the Funds offers two classes of shares (Class A and Institutional Class). Currently, the Trust offers shares of sixteen series, including the five series described in this SAI. Two additional series have been organized but have not yet commenced operations. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The use of the name “CNI Charter” by the Trust is pursuant to the consent of CNAM, Inc., an affiliate of CNC and the investment manager to series of the Trust other than the Funds, which consent may be withdrawn if CNAM, Inc. ceases to be the investment manager of such series of the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 8, 2006, the following shareholders are deemed to control the respective Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Limited Maturity Fixed Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Sherman Hospital 934 Center St. Elgin, IL 60120-2198	32.97%

Full Maturity Fixed Income Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Baptist Health Care Corporation 1000 W Moreno St. P.O. Box 17500 Pensacola, FL 32522-7500	42.59%

Balanced Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Baptist Health Care Corporation 1000 W Moreno St. P.O. Box 17500 Pensacola, FL 32522-7500	94.40%

Socially Responsible Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Investors Bank & Trust Co. 4 Manhattanville Road Purchase, NY 10577-2139	99.53%

As of May 8, 2006, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

Limited Maturity Fixed Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Sherman Hospital 934 Center St. Elgin, IL 60120-2198	Institutional	33.06%
BNY Western Trust Company 700 S Flower St., Suite 500 Los Angeles, CA 90017-4107	Institutional	20.37%
Lewistown Hospital 400 Highland Avenue Lewiston, PA 17044-1167	Institutional	20.24%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	Class A	99.95%

Full Maturity Fixed Income Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Baptist Health Care Corporation 1000 W Moreno St. P.O. Box 17500 Pensacola, FL 32522-7500	Institutional	42.79%
Wachovia Retirement Services Wachovia Bank, N.A. 1525 W W.T. Harris Blvd. Charlotte, NC 28262-8522	Institutional	15.83%
Lewistown Hospital 400 Highland Avenue Lewistown, PA 17044-1167	Institutional	14.99%
Banctrust Co Tr PO Box 469 Brewton, AL 36427-0469	Institutional	7.73%
Wabash County Hospital 710 N East St. Wabash, IN 46992-1924	Institutional	5.93%
City National Bank PO Box 60520 Los Angles, CA 90060-0520	Class A	99.64%

Balanced Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Baptist Health Care Corporation 1000 W Moreno St. P.O. Box 17500 Pensacola, FL 32522-7500	Institutional	95.40%

Diversified Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Investors Bank & Trust 4 Manhattanville Rd Purchase, NY 10577-2139	Institutional	20.74%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Baptist Health Care Corporation 1000 W Moreno Street Pensacola, FL 32522-7500	Institutional	12.53%
Lewistown Hospital 400 Highland Ave Lewistown, PA 17044	Institutional	8.99%
Wachovia Retirement Services Wachovia Bank, N.A. 1525 W W.T. Harris Blvd. Charlotte, NC 28262-8522	Institutional	7.17%
Grande Ronde Hospital & Endowment 900 Sunset Dr. La Grande, OR 97850-1362	Institutional	6.82%
Trinity Medical Center 380 Summit Ave Steubenville, OH 43952-2699	Institutional	5.49%
Jupiter & Co C/O Investors Bank & Trust Co 200 Clarendon St 090 Boston, MA 02116-5021	Institutional	5.03%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	Class A	20.85%
Shirley Lindsay Trust P.O. Box 7127 Indian Lk Est, FL 33855-7127	Class A	11.36%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
PBTC Company LLC C/O The Private Bank Trust Co 10 N. Dearborn St. Ste 900 Chicago, IL 60602-4236	Class A	7.96%
Institutional Portfolio Services 324 Sheridan Rd. Kenilworth, IL 60043-1219	Class A	7.33%
Lehman Brothers 70 Hudson Street, Floor 7 Jersey City, NJ 07302-6599	Class A	6.41%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
B P Pai Trust 324 Sheridan Rd. Kenilworth, IL 60043-1219	Class A	5.66%

Socially Responsible Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Investors Bank & Trust Co. 4 Manhattanville Road Purchase, NY 10577-2139	Institutional	99.53%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	Class A	46.21%
Clare Ann Bischel 55 Loma Vista Walnut Creek, CA 94597	Class A	38.87%
City National Bank PO Box 60520 Los Angeles, CA 90060-0520	Class A	14.78%

As of May 8, 2006, the Trustees and officers of the Trust owned, in aggregate, of record less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectuses, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund’s total return for any period should not be considered as a representation of what an investment may earn or what an investor’s total return may be in any future period.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)[n] = ERV
Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=

Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a
l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)[n] = ATVD
Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).

n	=	number of years.
ATVD	=

ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)[n] = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=

ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognize as holidays, and on which the Trust is closed for business, are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Advisor or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for each of the Predecessor Funds, as contained in the Annual Report to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period of July 1, 2005 through September 30, 2005, are available on request and are incorporated herein by reference.

APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s Ratings Group (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch IBCA, Duff & Phelps Inc. (“Fitch”).

Standard & Poor’s Rating Group

Bond Ratings

AAA	Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB

Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC

Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.
C	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.
D	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

A-1

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
A-3

Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues carrying this designation are regarded as having only speculative capacity for timely payment.
C	This designation is assigned to short-term obligations with doubtful capacity for payment.
D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal

A-2

and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3

Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.

Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA

Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-4

CCC	Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds rated C are in imminent default in payment of interest or principal.
DDD, DD and D

Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.
F-3

Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

A-5

APPENDIX B - PROXY VOTING POLICIES OF SUB-ADVISERS

B-1

CAMBIAR INVESTORS, LLC

PROXY VOTING POLICY AND PROCEDURES

Objective: The objective of Cambiar Investors, LLC’s proxy voting process is to maximize the long-term investment performance of our clients.

Policy: It is Cambiar’s policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar’s policy to vote against these proposals.

Procedure: The procedure for processing proxy ballots is as follows:

1.	Custodians are directed to send all proxy material to ISS (Institutional Shareholder Services) whom Cambiar Investors, LLC has retained to act as our voting agent.

2.

The Proxy Administrator reviews the research provided by ISS for each company meeting and each proposal. If ISS’s recommendations agree and favor management they are instructed to vote according to management’s recommendations.

3.

If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or ISS recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and instruct ISS to vote per the Portfolio Manager’s recommendations.

4.	ISS provides reports and a record of all accounts and companies voted and provides Cambiar Investors, LLC with monthly and/or quarterly reports as required.

5.	The Proxy Administrator reviews at least annually with the Portfolio Managers our proxy voting record.

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FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICY

For those clients for whom Freeman Associates Investment Management LLC (“Freeman Associates”) has undertaken to vote proxies, Freeman Associates retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman Associates:

1)             provides the client with this written proxy voting policy - which may be updated and supplemented from time to time;

2)             applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

3)             documents the reasons for voting, including exceptions;

4)             keeps records of such proxy voting available for inspection by the client or governmental agencies - to determine whether the votes were consistent with policy and to determine whether all proxies were voted; and

5)     monitors such voting for any potential conflicts of interest and maintains systems to deal with them appropriately.

In order to facilitate this proxy voting process, Freeman Associates has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area to assist in the due diligence process and record keeping related to making appropriate proxy voting decisions related to your account.

Proxy Information Center (“PIC”)

PIC is a division of Institutional Shareholder Services (“ISS”), an independent investment advisor, that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services, provided to Freeman Associates, include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities and corporate governance related efforts. ISS also provides Freeman Associates with reports that reflect proxy voting activities for Freeman Associates’ client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Voting Policy and Getting the Job Done

The current version of the Employee Retirement Income Security Act, or ERISA, was passed in 1986. Under ERISA, the tenets under which pension fund assets can be managed and invested were prescribed. The Act provided that assets managed on behalf of pension plans’ beneficiaries must be invested “...solely in the best interest of the beneficiaries...” of the plan. Another ERISA requirement is that such assets be managed with “care, skill, prudence and diligence.....” Interpretations of ERISA are developed by the US Department of Labor. The duties thus created, of loyalty and prudence, apply to the management of plan assets, including proxy voting activities.

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The Department of Labor has made it clear that voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, it has also been made clear that company-specific analysis must be performed and that automatic voting procedures are not appropriate or acceptable. Distinctly identifying issues on company ballots and having a method to track recurring and non-routine issues is an important part of the process.

The process of maintaining records first involves a coding of every company proxy ballot voted during the year. Coding is the unique identification of each issue on the ballots of companies to be voted. ISS uses a proprietary coding system of over 500 individually identified issues which have been voted on client ballots over time.

A coding system must provide for a narrow enough identification of each issue that the issue can be similarly treated where appropriate, i.e., applying consistent voting policy application from company to company. A coding system that is sufficiently detailed will allow for comparison of “apples to apples.” An apples to apples comparison allows for analysis of voting policy application to identify if there is a problem with consistency in voting. A consistency audit can automatically be run at the end of various time periods if the coding system was appropriately structured and adhered to over time. Every ballot item will be identified as to source of initiative by the presence of an “M” or “S” at the beginning of the code. All “M” codes are issues placed on the ballots by company management. All “S” codes are shareholder proposal initiatives.

There are six major types or categories of issues identified as management sponsored issues and eight major categories of shareholder issues, as listed below.

MAJOR CODING CATEGORIES

Management Proposal Categories

M0100	ROUTINE/BUSINESS ISSUES - MGMT
M0200	DIRECTORS’ RELATED - MGMT
M0300	CAPITALIZATION RELATED - MGMT
M0400	REORGANIZATION/MERGER - MGMT
M0500	NON-SALARY COMPENSATION RELATED - MGMT
M0600	ANTI-TAKEOVER RELATED - MGMT

Shareholder Proposal Categories

S0100	ROUTINE/BUSINESS ISSUES - SH
S0200	DIRECTORS’ RELATED - SH
S0300	CORPORATE GOVERNANCE RELATED - SH
S0400	SOCIAL/HUMAN RIGHTS RELATED - SH
S0500	COMPENSATION RELATED - SH
S0600	GENERAL ECONOMIC ISSUES - SH
S0700	HEALTH/ENVIRONMENTAL ISSUES - SH
S0800	OTHER/MISCELLANEOUS

Under each of the fourteen categories listed above, there are a series of specific codes which identify the detailed issues which fall into each category. This categorizing and coding of each ballot issue is then used as the basis for developing ERISA based voting policies by identifying voting criteria and positions for each code.

It is important to remember that company by company analysis is required, thus all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be

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considered in the context of the company under review. Certain issues will be considered routine if, after review of the company, there is nothing related to that company that would call for the issue to be handled differently. In other words, proxy voting guidelines are just that, guidelines. When company specifics are overlaid, every proxy voting decision becomes a case by case decision.

Finally, ERISA requires that fiduciaries make decisions taking into consideration two standards, the duty of prudence and the duty of loyalty. The duty of prudence requires that decisions be made based on economic or financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making the proxy voting decision, two overriding considerations are in effect: The economic impact and best interest impact of a vote if it passes or does not, as the case may be.

Keeping in mind the concept that no issue is considered “routine”, outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., a company specific reason for voting differently.

Management Proposals:

I.	When voting on ballot items which are fairly common management sponsored initiatives, certain items are generally, although not always, voted in support of management.

•	“Normal” elections of directors
•	Approval of auditors/CPA
•	Directors’ liability and indemnification
•	General updating/corrective amendments to charter
•	Elimination of cumulative voting
•	Elimination of preemptive rights

II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted in support of management.

•	Capitalization changes which eliminate other classes of stock and differential voting rights
•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization
•	Stock purchase plans with an exercise price of not less than 85% FMV
•	Stock option plans that are incentive based and not excessive
•	Other stock based plans which are appropriately structured
•	Reductions in supermajority vote requirements
•	Adoption of Anti-greenmail provisions

III. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of management.

•	Capitalization changes which add classes of stock which are “blank check” in nature or that dilute the voting interests of existing shareholders
•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interests of existing shareholders
•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers

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•	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions
•	Classified boards of directors
•	Reincorporation into a state which has more stringent Anti-takeover and related provisions
•	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
•	Excessive compensation or non-salary compensation related proposals
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
•	“Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy

Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact. If no such relationship is found PIC makes a recommendation to Freeman Associates that such issues be voted against.

I. When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders
•	Election of the board on an annual basis
•	Establishing audit, nominating, or compensation committees
•	Bylaw or charter amendments to be made only with shareholder approval
•	Submit shareholder rights plan poison pill to vote or redeem
•	Confidential voting
•	Expanded reporting of financial or compensation related information within reason
•	Undo various Anti-takeover related provisions
•	Reduction or elimination of supermajority vote requirements
•	Anti-greenmail provisions
•	Opting-out of state business combination provisions

II. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Limiting tenure of directors
•	Requiring directors to own large amounts of stock before being eligible to be elected
•	Restoring cumulative voting in the election of directors
•

Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•

Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

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•	Proposals which require inappropriate endorsements or corporate actions

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SKBA CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

A copy of the proxy voting policies of the Fund’s Investment Manager follows:

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

1.	create more than one class of directors.
2.	create staggered terms for Board members or non-annual election of directors.
3.	eliminate cumulative voting.
4.	require a super majority approval of the acquisition of the company by another.
5.	eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

1.	require a “Fair Price” in the acquisition of the company.
2.	make the acquisition of the company more difficult.
3.

change the state of incorporation (e.g. from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

4.	obtain shareholder authorization for the repurchase of shares from one or more major shareholders.
5.	increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.
6.	create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.
7.

amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common

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shares of more than 3%. By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.

The firm will usually vote in favor of the following shareholder proposals that:

1.	reinstate cumulative voting.
2.	return to the annual election of directors or eliminate staggered terms of directors.
3.	reinstate preemptive shareholder rights.
4.	repeal provisions requiring a super majority vote of shareholders to approve the corporation’s acquisition by another company.
5.	repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.
6.	adopt the use of indexed stock options.
7.	require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.
8.	support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.
9.	require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.
10.

prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

11.	require the company to expense stock options.
12.

establish the guideline that a company’s CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

13.	disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Proxy Reports - We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

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PATTERSON CAPITAL CORPORATION

POLICY ON PROXY VOTING

As a fixed income investment manager, the firm rarely votes proxies. However, in those circumstances in which the firm does vote proxies, it always endeavors to vote them in such a way as to satisfy the goals and objectives of the client. The best interests of the client are maintained at all times, and the firm votes proxies solely in the interest of participants and beneficiaries. In this regard, proxy voting guidelines are reviewed by management to ensure the following criteria is met and adhered to: a) there is a clear understanding of the vote at hand, b) any potential conflicts of interest are identified and communicated to the client before voting proxies, c) disclosure is provided as to how clients may obtain information on how their securities were voted, d) proxy votes are cast in a manner consistent with the best interest of the client.

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ROBERT W. BAIRD & CO. INCORPORATED

PROXY VOTING POLICIES AND PROCEDURES FOR THE

BAIRD INVESTMENT MANAGEMENT DEPARTMENT

The Baird Investment Management department (“BIM”) of Robert W. Baird & Co. Incorporated (the “Adviser”) exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a “Fund” and collectively the “Funds”) and our private account clients that have delegated proxy voting authority to BIM. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I. SUPERVISION OF POLICY

The BIM Compliance Officer is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The BIM Proxy Voting Committee (the “Committee”) is responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services (“ISS”) to make recommendations to the Committee as to how to vote proxies.

II. CONFLICTS OF INTEREST

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;
2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;
3.	Suggest that the client engage another party to determine how the proxy should be voted; or
4.	Disclose the conflict to the client or, with respect to the Funds, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

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III. RECORDKEEPING

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;
•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);
•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);
•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and
•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV. DISCLOSURE TO CLIENTS

We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.

V. PROXY VOTING GUIDELINES

Portfolio managers and research analysts will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. For that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the manager or analyst believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee’s recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

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PART C

Item 23.	Exhibits

(a)   Agreement and Declaration of Trust.

(1) Form of Agreement and Declaration of Trust. (A)
(2) Form of Amendment to the Agreement and Declaration of Trust. (B)
(3) Certificate of Amendment to the Certificate of Trust. (B)

(b)   By-Laws:

(1) By-Laws dated October 25, 1996. (A)
(2) Amendment to the By-Laws of the Trust. (B)

(c)   Instruments Defining Rights of Security Holder—not applicable.

(d)   Investment Management Agreements:

(1) Form of Investment Management Agreement with City National Asset Management, Inc. (B)
(2) Schedule to Investment Management Agreement with City National Asset Management, Inc. (C)
(3) Form of Investment Management Agreement with CCM Advisors, LLC. (J)
(3)(1) Expense Limitation Agreement with CCM Advisors, LLC. – filed herewith.
(3)(2) Letter from CCM Advisors, LLC Regarding One-Year Expense Limitation. – filed herewith.
(5) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and HSBC Halbis Partners (USA), Inc. with respect to High Yield Bond Fund. (L)
(6) Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Reed Conner & Birdwell LLC with respect to RCB Small Cap Value Fund. (J)
(7) Form of Investment Manager Agreement between CCM Advisors, LLC and Cambiar Investors, LLC with respect to AHA Balanced Fund. (J)
(8) Form of Investment Manager Agreement between CCM Advisors, LLC and Cambiar Investors, LLC with respect to AHA Diversified Equity Fund. (J)
(9) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Balanced Fund. (J)
(10) Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Diversified Equity Fund. (J)
(11) Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Socially Responsible Equity Fund. (J)
(12) Form of Investment Manager Agreement between CCM Advisors, LLC and Patterson Capital Corporation with respect to AHA Limited Maturity Fixed Income Fund. (J)
(13) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Full Maturity Fixed Income Fund. (J)

(14) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Balanced Fund. (J)
(15) Form of Investment Manager Agreement between CCM Advisors, LLC and City National Asset Management, Inc. with respect to AHA Limited Maturity Fixed Income Fund. (J)
(16) Investment Manager Agreement between CCM Advisors and Boyd Watterson Asset Management, LLC with respect to AHA Full Maturity Fixed Income Fund. (L)

(e) Form of Distribution Agreement. (B)

(f) Bonus or Profit Sharing Contracts – not applicable.

(g) Form of Custody Agreement. (B)

(1) Form of Supplement to Custody Agreement. (C)
(2) Form of Amendment to Custody Agreement. (I)

(h) Other Material Contracts:

(1) Form of Administrative Services Agreement. (B)
(i) Schedule to Administrative Services Agreement. (D)
(ii) Form of Supplement to Administrative Services Agreement. (C)
(iii) Form of Amendment to Administrative Services Agreement. (I)
(2) Form of Transfer Agent Agreement. (B)
(i) Schedule to Transfer Agent Agreement. (J)
(ii) Form of Supplement to Transfer Agent Agreement. (C)
(iii) Form of Amendment to Transfer Agency Agreement. (H)
(iv) Form of Amendment to Transfer Agency Agreement. (I)
(iv) Form of Sub-Transfer Agent Agreement. (J)
(3) Form of Shareholder Services Agreement. (E)

(i) Legal Counsel’s Consent – filed herewith.

(1) Legal Counsel’s Opinion. (F)
(2) Legal Counsel’s Opinion. (D)
(3) Legal Counsel’s Opinion. (E)
(4) Legal Counsel’s Opinion. (K)

(j) Other Opinions – Independent Auditors’ Consent.

(1) KPMG, LLP – filed herewith.
(2) Tait, Weller & Baker. (L)
(3) Ernst & Young, LLP. (K)

(k) Omitted Financial Statements – not applicable.

(l)	Initial Capital Agreement. (A)

(m) Distribution Plans.

(1) Form of Rule 12b-1 Plan. (J)
(2) Form of Share Marketing Agreement. (B)

(n) Amended and Restated Multiple Class Plan. (J)

(o) Reserved.

(p) Codes of Ethics.

(1) CNI Charter Funds – filed herewith.
(2) City National Asset Management, Inc. (I)
(3) SEI Investments Distribution Co. (H)
(4) HSBC Halbis Partners (USA), Inc. (L)
(5) Reed Conner & Birdwell LLC. (I)
(6) SEI Investments Global Funds Services. (I)
(7) CCM Advisors, LLC. (J)
(8) Cambiar Investors, LLC. (J)

(9) Freeman Associates Investment Management LLC. (J)
(10) Patterson Capital Corporation. (J)
(11) Robert W. Baird & Co. Incorporated. (J)
(12) SKBA Capital Management, LLC. (J)
(13) Boyd Watterson Asset Management, LLC. (L)

-------------------------------------------

(A) Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333–16093) on November 14, 1996 and incorporated herein by reference.

(B) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333–16093) on May 3, 1999 and incorporated herein by reference.

(C) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.

(D) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(E) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(F) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333–16093) on February 28, 2000 and incorporated herein by reference.

(G) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 14 (333–16093) on June 12, 2000 and incorporated herein by reference.

(H) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333–16093) on January 28, 2004 and incorporated herein by reference.

(I) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333–16093) on January 28, 2005 and incorporated herein by reference.

(J) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333–16093) on May 13, 2005 and incorporated herein by reference.

(K) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(L) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 29 (333-16093) on January 27, 2006 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Funds

Not applicable.

Item 25. Indemnification

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 26. Business and Other Connections of Investment Advisers

CITY NATIONAL ASSET MANAGEMENT, INC.

City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to Registrant’s Large Cap Growth Equity Fund, Large Cap Value Equity Fund, Technology Growth Fund, RCB Small Cap Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund series, and as a sub-adviser to Registrant’s AHA Limited Maturity Fixed Income Fund. CNAM’s only business is to serve as investment manager or sub-adviser, as applicable, to these series of the Registrant.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates. The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California 90210.

Name and Position with CNAM	Other Positions and Other Directorships
Vernon C. Kozlen Chairman, Director

Executive Vice President, City National Bank (April 1996-Present); Chairman of the Board, City National Securities (November 1999-Present); Manager, RCB (December 2000-Present); Manager, Convergent Capital Management, LLC (April 2003-Present)

Richard A. Weiss President, Director	Senior Vice President and Chief Investment Officer, City National Bank (November 2000-Present); Director, City National Securities (April, 2003-Present)
Barbara Bruser Senior Vice President, Director	Senior Vice President and Director of Equities, City National Bank (September 2002-Present)
Brian L. Garbe Senior Vice President, Director	Senior Vice President and Director of Research, City National Bank (November 1999-Present)
Oliver P. Campbell Vice President	Vice President and Senior Trader, City National Bank (May 2001-Present)
Rodney J. Olea Senior Vice President, Director	Senior Vice President and Director of Fixed Income, City National Bank (October 1994-Present)
Michele Maslow Chief Financial Officer	Senior Vice President, City National Bank (March 1998-Present)
Valerie Y. Lewis Chief Compliance Officer	Chief Compliance Officer and Vice President of Compliance, CNI Charter Funds (August, 2005 – Present); Fund Boards Specialist – Assistant Secretary, The Capital Group Companies, Inc. (1999-2005)
William J. Souza Chief Legal Officer	Senior Trust Counsel, City National Bank (October 1998-Present)

CCM ADVISORS, LLC

CCM Advisors, LLC (“CCMA”) is a majority-owned subsidiary of Convergent Capital Management, LLC (“CCM”), which is a wholly-owned subsidiary of CNC. CCMA serves as investment adviser to Registrant’s AHA Balanced Fund, AHA Diversified Equity Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund and AHA Socially Responsible Equity Fund series (collectively, the “AHA Funds”). In addition to serving as an investment adviser to the AHA Funds, CCMA provides investment consulting services.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CCMA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CCM, CNC and/or their affiliates. The principal business address of each person listed in the table below is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

Name and Position with CCMA	Other Positions and Other Directorships
Timothy G. Solberg, CFA Chief Investment Officer and Managing Director	Director (1995-2005) and Secretary (2001-2005), AHA Investment Funds, Inc.

Name and Position with CCMA	Other Positions and Other Directorships
Douglas D. Peabody Managing Director	President, AHA Investment Funds, Inc. (2001-2005)
Jon C. Hunt Chief Compliance Officer and Member	Managing Director and Chief Operating Officer, Convergent Capital Management, LLC (2003-present)
Richard H. Adler Member	President and Chief Executive Officer, Convergent Capital Management, LLC (2003-present)

HSBC HALBIS PARTNERS (USA), INC.

HSBC Halbis Partners (USA), Inc. (“HSBC Halbis”), acts as sub-adviser to the High Yield Bond Fund series of the Registrant. The principal business address of HSBC is 452 Fifth Avenue, New York, New York 10018. HSBC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and renders investment advice to a wide variety of individual and institutional clients. To the knowledge of Registrant none of the directors or officers of HSBC Halbis is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with HSBC	Principal Occupation/Title
Gregg Diliberto President, Chief Executive Officer, Head of Fixed Income and Director	President, Chief Executive Officer, Head of Fixed Income and Director of HSBC Halbis Partners (USA), Inc.
Stephen Baker Director	Chief Executive Officer of HSBC Investments (USA), Inc.
Christopher Cheetham Director	Chief Executive Officer of HSBC Halbis Partners (UK) Ltd.
Salvatore Iocolano Director	Chief Compliance Officer of HSBC Halbis Partners (USA), Inc. and HSBC Investments (USA), Inc.

REED CONNER & BIRDWELL LLC

Reed Conner & Birdwell LLC (“RCB”) is an indirect subsidiary of CNC. RCB is the sub-adviser for Registrant’s RCB Small Cap Value Fund. The principal address of RCB is 11111 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025. RCB is an investment adviser registered under the Investment Advisers Act of 1940. Except as set forth below, to the knowledge of Registrant none of the directors or officers of RCB is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Principal Occupation and Other Directorships	Principal Business Address
Daniele Beasley	Partner, Chief Accounting Officer & Chief Compliance Officer, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
James P. Birdwell, Jr.	Executive V.P., RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Jeffrey Bronchick	Manager, Partner, CIO & Executive V.P., RCB	11111 Santa Monica Blvd Angeles, CA 90025
Christopher J. Carey	Executive Vice President & Chief Financial Officer, City National Bank & City National

	Corporation Manager, RCB Manager, Convergent Capital Management, LLC	400 North Roxbury Drive Beverly Hills, CA 90210
Brett Cicinelli	V.P., Research Analyst & Portfolio Manager, RCB	11111 Santa Monica Blvd Angeles, CA 90025
Donn B. Conner	Manager, Partner, President & CEO, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
William Freeman	Senior Vice President, City National Bank Manager, RCB Manager, Convergent Capital Management, LLC	400 North Roxbury Drive Beverly Hills, CA 90210
Michelle M. Gosom	Vice President, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Victor Hawley	Partner, S.V.P., Research Analyst & Portfolio Manager, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
James Henderson	Partner, Senior Vice President, Research Analyst & Portfolio Manager, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Thomas Kerr	Partner, V.P., Research Analyst & Portfolio Manager, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Vernon Kozlen	Executive V.P., City National Bank Chairman of the Board, City National Securities Manager, RCB Manager, Convergent Capital Management, LLC	400 North Roxbury Drive Beverly Hills, CA 90210
Timothy A. Mathieu	Vice President, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
James C. Reed	Executive, Vice President, Research Analyst & Portfolio Manager, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Michael A. Smith	Senior Vice President, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Geoffrey Stewart	Vice President, Research Analyst & Portfolio Manager, RCB	11111 Santa Monica Blvd Los Angeles, CA 90025
Daryl Ann Weber	Partner, Director of Marketing/Client Services & Senior V.P., RCB	11111 Santa Monica Blvd Los Angeles, CA 90025

CAMBIAR INVESTORS, INC.

Cambiar Investors, Inc. (“Cambiar”) is a sub-adviser for portions of Registrant’s AHA Balanced Fund and AHA Diversified Equity Fund. The principal address of Cambiar is 2401 East Second Avenue, Suite 400, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Cambiar is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Cambiar.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC

Freeman Associates Investment Management LLC (“Freeman”) is a sub-adviser for portions of Registrant’s AHA Balanced Fund and AHA Diversified Equity Fund. The principal address of Freeman is

16236 San Dieguito Road, Suite 2-20, Rancho Santa Fe, California 92067. Freeman is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Freeman is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Freeman.

SKBA CAPITAL MANAGEMENT

SKBA Capital Management (“SKBA”) is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC. SKBA is the sub-adviser for Registrant’s AHA Socially Responsible Equity Fund. The principal address of SKBA is 44 Montgomery Street, San Francisco, California 94104. SKBA is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of SKBA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.

PATTERSON CAPITAL CORPORATION

Patterson Capital Corporation (“Patterson”) is a sub-adviser for a portion of the Registrant’s AHA Limited Maturity Fixed Income Fund. The principal address of Patterson is 2029 Century Park East, Suite 1700, Los Angeles, CA 90025. Patterson is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Patterson is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Patterson.

ROBERT W. BAIRD & CO. INCORPORATED

Robert W. Baird & Co. Incorporated (“Baird”) is a sub-adviser for portions of Registrant’s AHA Full Maturity Fixed Income Fund and AHA Balanced Fund. The principal address of Baird is 777 East Wisconsin Avenue, Suite 2100 Milwaukee, Wisconsin 53202. Baird is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Patterson is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Patterson.

BOYD WATTERSON ASSET MANAGEMENT, LLC

Boyd Watterson Asset Management (“Boyd”) is a sub-adviser for a portion of Registrant’s AHA Full Maturity Fixed Income Fund. The principal address of Boyd is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44144. Boyd is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Boyd is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Boyd.

Item 27.	Principal Underwriter

(a)          Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”) acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Oak Associates Funds, The Nevis Fund, Inc., iShares Inc., iShares Trust, JohnsonFamily Funds, Inc., Causeway Capital Management Trust, The Japan Fund, Inc. and The Arbitrage Funds pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988, November 14, 1991, January 28, 1993, January 27, 1995, April 1, 1996, June 14, 1996, February 15, 1997, February 27, 1998, June 29, 1998, January 28, 2000, April 25, 2000, November 1, 2000, September 20, 2001 and October 7, 2002, respectively.

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)         The following are the directors and officers of the Distributor, none of whom serve as officers of the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Offices with Distributor
William M. Doran	Director
Edward D. Loughlin	Director
Stephen Meyer	Director
Wayne M. Withrow	Director
Kevin Barr	President & Chief Executive Officer
Maxine Chou	Chief Financial Officer & Treasurer
Mark Greco	Chief Operations Officer
John Munch	General Counsel & Secretary
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
Mark J. Held	Senior Vice President
Lori L. White	Vice President & Assistant Secretary
Robert Silvestri	Vice President
John Coary	Vice President
Michael Farrell	Vice President
Al DelPizzo	Vice President
Mark McManus	Vice President

Item 28.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)). Such records will be kept by the Registrant at City National Asset Management, Inc., 400 North Roxbury Drive, Beverly Hills, California 90210, and CCM Advisors, LLC, 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 except for those records relating to portfolio transactions of certain sub-advised series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
RCB Small Cap Value Fund	Reed Conner & Birdwell LLC 11111 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025

High Yield Bond Fund	HSBC Halbis Partners (USA), Inc. 452 Fifth Avenue New York, New York 10018
AHA Balanced Fund AHA Diversified Equity Fund	Cambiar Investors, LLC 2401 East Second Avenue, Suite 400, Denver, Colorado 80206
AHA Balanced Fund AHA Diversified Equity Fund	Freeman Associates Investment Management LLC 16236 San Dieguito Road, Suite 2-20 Rancho Santa Fe, California 92067
AHA Socially Responsible Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street San Francisco, California 94104
AHA Limited Maturity Fixed Income Fund	Patterson Capital Corporation 2029 Century Park East, Suite 1700 Los Angeles, California 90025 City National Asset Management, Inc. 400 North Roxbury Drive Beverly Hills, California 90210
AHA Full Maturity Fixed Income Fund AHA Balanced Fund	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue, Suite 2100 Milwaukee, Wisconsin 53202
AHA Full Maturity Fixed Income Fund	Boyd Watterson Asset Management, LLC 1801 East Ninth Street, Suite 1400 Cleveland, Ohio 44144

Item 29.	Management Services.
There are no management-related service contracts not discussed in Parts A and B.

Item 30.	Undertakings.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 30th day of May, 2006.

THE CNI CHARTER FUNDS

By: /s/ Vernon C. Kozlen

Vernon C. Kozlen

President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Vernon C. Kozlen	President &	May 30, 2006
Vernon C. Kozlen	Chief Executive Officer

/s/ Eric Kleinschmidt	Controller &	May 30, 2006
Eric Kleinschmidt	Chief Operating Officer

Irwin G. Barnet*	Trustee	May 30, 2006

Irwin G. Barnet

Victor Meschures*	Trustee	May 30, 2006

Victor Meschures

William R. Sweet*	Trustee	May 30, 2006

William R. Sweet

James R. Wolford*	Trustee	May 30, 2006

James R. Wolford

* By:	/s/ Vernon C. Kozlen
Vernon C. Kozlen, Attorney–in–Fact
pursuant to Powers of Attorney